UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date  of  Report  (Date  of  earliest  event  reported)     October  28,  2005

                                 COMPUMED, INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                        000-14210             95-2860434
(State  or  other  jurisdiction          (Commission           (IRS  Employer
      of  incorporation)                 File  Number)      Identification  No.)


       5777  West  Century  Blvd.,  Suite  1285,  Los Angeles, CA       90045
                (Address of principal executive offices)             (Zip Code)


Registrant's  telephone  number,  including  area  code:  (310)  258-5000


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          (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]  Written  communications pursuant to Rule 425 under the Securities Act (17
CFR  230.425)

[   ]  Soliciting  material  pursuant  to Rule 14a-12 under the Exchange Act (17
CFR  240.14a-12)

[   ]  Pre-commencement  communications  pursuant  to  Rule  14d-2(b)  under the
Exchange  Act  (17  CFR  240.14d-2(b))

[   ]  Pre-commencement  communications  pursuant  to  Rule  13e-4(c)  under the
Exchange  Act  (17  CFR  240.13e-4(c))

ITEM  8.01  OTHER  EVENTS.

     On October 28, 2005, we entered into a Common Stock Rights Agreement with U.S. Stock Transfer Corporation, as Rights Agent. The Common Stock Rights Agreement is filed as Exhibit 4.1 to the Form 8-A filed November 2, 2005 and is incorporated herein by reference.


ITEM  9.01  FINANCIAL  STATEMENTS  AND  EXHIBITS.

EXHIBIT  NO.    DOCUMENT  DESCRIPTION
----------      --------------------
   4.1 Rights Agreement between the Company and U.S. Stock Transfer Corporation, dated October 28, 2005 (included as exhibit 4.1 to the Form 8-A filed November 2, 2005, and incorporated herein by reference).


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                               CompuMed,  Inc.
                                                 (Registrant)
Date   November 2,  2005

                                        /s/  John  G. McLaughlin
                                                 (Signature)

                                        Print  Name:  John  G.  McLaughlin
                                               Title:  President  and
                                                       Chief  Executive  Officer